[BANK OF TEXAS LETTERHEAD]

December __, 2006

Lighting Science Group Corporation
2100 McKinney Ave., Suite 1555
Dallas, Texas 75201
Attention: Steve Hamilton

LETTER AGREEMENT

Ladies and Gentlemen:

Reference is hereby made to that certain Loan Agreement dated as of June 29, 2006 (as may be amended from time to time, the “Loan Agreement”) by and between Lighting Science Group Corporation, a Delaware corporation (“Borrower”), and Bank of Texas, N.A. (“Bank”). Capitalized terms not otherwise defined herein have the meaning given to such terms in the Loan Agreement.

Borrower has requested that Bank amend the Loan Documents to increase the amount of the Revolving Loan from $2,000,000.00 to $2,300,000.00. Bank consents to such amendment subject to the terms and conditions set forth herein.

1.  Amendment to Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by amending and restating in its entirety the definition listed below as follows:

“’Committed Sum’ means $2,300,000.00.”

2.  Conditions Precedent. The effectiveness of this Letter Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Bank:

(a)  The representations and warranties contained in the Loan Agreement and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

(b)  Bank shall have received this Letter Agreement, agreed to, acknowledged and duly executed by Borrower;

(c)  Bank shall have received an amended and restated Guaranty Agreement duly executed for the benefit of Bank by such Guarantors as Bank may require, in form and substance satisfactory to Bank;

(d)  Borrower shall have executed and delivered to Bank an amended and restated revolving promissory note in form and substance satisfactory to the Bank; and

(e)  Borrower shall execute a Certificate of Corporate Resolutions in form and substance satisfactory to the Bank.

3.  Ratifications, Representations, and Warranties.

(a)  Ratifications and Acknowledgements by Borrower. Borrower ratifies and confirms that (i) each of the Loan Agreement, the Note and the other Loan Documents, as may be amended, is and remains in full force and effect in accordance with its respective terms; and (ii) each of the Loan Documents, as may be amended, is and shall continue to be legal, valid, binding and enforceable in accordance with its respective terms. The undersigned officer of Borrower executing this Letter Agreement represents and warrants that he has full power and authority to execute and deliver this Letter Agreement on behalf of Borrower and that such execution and delivery has been duly authorized by the Board of Directors of Borrower. Any reference in any of the Loan Documents to the “Loan Agreement” or “Note” shall be deemed to include references to the Loan Agreement and Note as amended through the date hereof.

(b)  Renewal of Security Interests. Borrower renews, regrants and affirms the liens and security interests created and granted in the Security Agreement and all other Loan Documents. Borrower agrees that this Letter Agreement shall in no manner affect or impair the liens and security interests securing the indebtedness evidenced by the Note and the other Loan Documents and that such liens and security interests shall not in any manner be waived, the purposes of this Letter Agreement being to modify the Loan Documents as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower to be valid, subsisting and continuing.

(c)  Representations and Warranties of Borrower. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Letter Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower; (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no default or Event of Default under the Loan Agreement or other Loan Documents has occurred; (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Documents; (v) Borrower has not granted or suffered to exist any security interest, lien or encumbrance on the assets of Borrower other than Bank’s first priority liens; and (vi) Borrower shall pay promptly when due all amounts owed under the Loan Agreement, the Note and the other Loan Documents.

4.  Loan Document. This Letter Agreement shall constitute a Loan Document under the Loan Agreement.

5.  Governing Law. THIS LETTER AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

6.  Counterparts. This Letter Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument. Each counterpart hereof may be transmitted via facsimile and a facsimile of a counterpart signed by one or more of the parties shall be deemed an original for all purposes and have the same force and effect as a manually signed original.

7.  Loan Agreement Remains in Effect; No Waiver. Except as expressly provided herein or amended through the date hereof, all terms and provisions of the Loan Agreement, Security Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Bank of any Event of Default shall be deemed to be a waiver of any other Event of Default. No delay or omission by Bank in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Loan Agreement, the Loan Documents or otherwise.

8.  Survival of Representations and Warranties. All representations and warranties made in this Letter Agreement or any other Loan Document shall survive the execution and delivery of this Letter Agreement and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely upon such representations and warranties.

9.  Severability. Any provision of this Letter Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Letter Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

10.  Successors and Assigns. This Letter Agreement is binding upon and shall inure to the benefit of the Bank and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

11.  Headings. The headings, captions and arrangements used in this Letter Agreement are for convenience only and shall not affect the interpretation of this Letter Agreement.

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Sincerely,

BANK OF TEXAS, N.A.

By:
Ben Parkey, Assistant Vice President

ACCEPTED, ACKNOWLEDGED, AND AGREED TO
EFFECTIVE AS OF THE DATE FIRST WRITTEN ABOVE:

BORROWER:

LIGHTING SCIENCE GROUP CORPORATION,
a Delaware corporation

By:
Name:
Title: